                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 6, 2002



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         0-24260                                        11-3131700
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
              (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

                  On March 6, 2002, representatives of Amedisys, Inc. (the "Company") will begin making presentations at investor conferences using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporates it by reference in a document filed under the Securities Act of 1934. The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2002.

                  By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

                  The information contained in the slides is summary information that is intended to be considered in the context of our Securities and Exchange Commission ("SEC") filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

                  When included in this Current Report on Form 8-K, the words "expects", "intends", "anticipates", "believes", "estimates", and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, current cash flows and operating deficits, debt service needs, adverse changes in federal and state laws relating to the health care industry, competition, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. These forward-looking statements speak only as of the date of the Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or any changes in the Company's expectations with regard thereto or any changes in events, conditions or circumstances on which any statement is based.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                   Page

                   99.1 (i) Text of Investor Relations Slide
                            Show in use beginning March 6, 2002...........A-1

                            (i) Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ LARRY GRAHAM
   ---------------------------------------
Larry Graham
Principal Accounting and Financial Officer

DATE: March 6, 2002


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------
99.1 (i)          Text of Investor Relations Slide Show in use beginning
                  March 6, 2002

----------
(i) Filed herewith.